     Exhibit 99.1
Linn Energy, LLC 2006 Quantum Investor Conference

Forward-Looking Statements Statements made by representatives of Linn Energy, LLC during the course of this presentation that are not historical facts are forward-looking statements. These statements are based on certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, availability of sufficient cash flow to pay distributions and execute our business plan, prices and demand for natural gas, our ability to replace reserves and efficiently develop our current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's reports filed with the Securities and Exchange Commission. Linn Energy undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

IPO Summary Securities Offered: 12,450,000 units IPO Price: $21.00 per unit Gross Proceeds: $261.5 million Quarterly Distribution: $0.40 per full quarter ($1.60 per year) Initial Yield: 7.62% Expected Tax Shield: 90% + Ticker / Exchange: LINE / NASDAQ Use of Proceeds: Repay debt and redeem units Pricing Date: January 12 Joint Book-Running Managers: RBC Capital Markets Lehman Brothers Co-Managers: AG Edwards UBS Investment Bank KeyBanc Capital Markets Raymond James

Senior Management Michael C. Linn President & Chief Executive Officer Kolja Rockov Executive Vice President & Chief Financial Officer

Overview of Linn Energy, LLC Appalachian Basin natural gas development company Experienced operator in the Appalachian Basin Mike Linn 25 years of experience in the Appalachian Basin Chosen by peers as Chairman of IPAA - largest U.S. oil & gas association Asset profile (2005) 193.2 Bcfe total proved ? 2,114 producing wells PV-10% value = $552.1 million ? 905+ identified drilling locations 99% natural gas ? 30 year reserve life Extensive operating control Operate 90%+ of wells Gather 90%+ of production Mid Atlantic Well Service

Appalachian Pure Play Headquartered in Pittsburgh, PA Operate 1,922 (91%) of 2,114 total producing wells Over 905 total drilling locations 373 PUDs 532+ additional Drilling creates additional locations 780+ miles of gathering pipeline

Appalachia - Favorable Characteristics Long life, low risk reserves Many wells produce over 50 years Low cost of operation Opportunity for consolidation Favorable mineral ownership Premium pricing Close to major consuming markets Basis differential ($0.20-$0.60) High Btu gas (6%-10% premium) NYMEX premium vs. discount elsewhere in U.S.

Proven Growth Track Record Daily Production (MMcfe/d) PV-10% Value ($ millions) Reserve Volume (Bcfe) 117% CAGR 66% CAGR 109% CAGR (1) Average daily production for the quarter ended December 31, 2005.

Consolidator of Appalachian Assets Date Seller Location Acquisition Cost ($mm) Wells May 2003 Emax Oil Company West Virginia $3.1 34 Aug 2003 Lenape Resources, Inc. New York 2.0 61 Sep 2003 Cabot Oil & Gas Corporation Pennsylvania 15.5 50 Oct 2003 Waco Oil & Gas Company West Virginia, Virginia 31.0 353 May 2004 Mountain V Oil & Gas, Inc. Pennsylvania 12.4 251 Sep 2004 Pentex Energy, Inc. Pennsylvania 14.2 447 Apr 2005 Columbia Natural Resources, LLC West Virginia, Virginia 4.3 38 Aug 2005 GasSearch Corporation West Virginia 5.4 130 Oct 2005 Exploration Partners, LLC West Virginia, Virginia 115.3 550 Total $203.2 1,914 160.1 Bcfe acquired at average cost of $1.27 / Mcfe Every transaction to date was one-on-one negotiation

Value Creation After Acquisition Operating efficiencies Well tender routes More wells = better buying power for services Pipeline efficiencies Compression optimization Multiple market outlets Workover opportunities Behind pipe reserves and re-working Forecast assumes no gains in production Reserve report does not consider behind pipe reserves Operating control Control timing of gas sales = control timing of cash flows

Low Risk, Low Cost Exploitation Drilling Low risk drilling 100% success rate on 200 wells Shallow wells - 2,500-5,000 feet Multiple producing zones Low cost drilling Average less than $250,000 per well Short cycle time Average 5 days to drill Spud to flowing gas in 60 days or less Attractive economics Average reserves per well = 200 MMcfe Historical F&D = $1.21 per Mcfe Forecasted F&D = $1.25 per Mcfe

Accelerating Drilling Program Number of Wells Drilled 2006 Drilling Budget Gross wells = 139 Average cost per well = $250,000 Total drilling capex = $33.6 million Expected to add 26.6 Bcfe of producing reserves 5%-10% growth in producing reserves for 2006

Financial Overview

Capitalization / Acquisition Financing IPO proceeds $122 million to pay down debt Over $200 million of acquisitions with only $16 million of equity invested Pro Forma Capitalization

Attractive Acquisition Margins Despite rising acquisition costs, acquisition margins are improving Hedging protects margins 96% of 2006 volumes hedged

Drilling = Growth, Capital & Tax Shield Manufacturing gas; large drilling inventory High internal rate of return (IRR) Manufacturing capital Short cycle time (60 days or fewer from spud to flowing gas) $1.00 invested in drilling creates at least $1.00 of borrowing capacity 90% tax shield 70% of drilling costs are deductible IPO also allowed step-up in basis (increases DD&A)

Organic Reserve Growth 2006E drilling expected to generate 5%-10% growth in producing reserves (1) Assumes each well results in 200 MMcfe of total proved reserves. (2) Assumes average cost per well of $250,000. (3) Excludes 6 non-operated wells at an estimated cost of approximately $0.2 million.

Advantages of LLC Structure Similar to MLPs Stable cash flow stream Low cost of capital = powerful acquisition financing High growth in early years Tax-advantaged yield Linn Energy, LLC structural advantages Investors share equally in all cash flows - no "double-dipping" from GP Acquisitions are more accretive long-term without IDRs Higher tax shield (90% vs. 80% average for MLP group) Fair governance - all unitholders vote (GP does not control all votes) Management interests aligned with public 65%-100% of total compensation from distributions New asset class (E&P) Organic growth through development drilling Hedging is fully disclosed Long reserve life (30 years) FIRST MOVER ADVANTAGE - numerous acquisition opportunities

LLC vs. MLP with IDRs Note: MLP scenario assumes standard structure with General Partner cash flow incentive distribution rights tiers of 2%, 15%, 25% and 50%. When MLP doubles initial distribution, LLC structure would provide at least 32% more distributions to investors MLP GP share of cash flow reduces cash available for investors

Linn Energy Comparison (1) Source: RBC CM. Includes Apache, Anadarko, Burlington, Chesapeake, Devon, EOG, XTO, Denbury, Quicksilver, Pioneer, Southwestern, Vintage, Brigham, Encore, Penn Virginia, W&T, St. Mary, Stone, Remington, Petroquest, Meridian, Houston Exploration, Newfield, Forest, Cimarex and Whiting. (2) Source: RBC CM. Includes San Juan Basin, Hugoton, Permian Basin, Sabine, Dominion Resources Black Warrior, Cross Timbers, Santa Fe, Williams Coal Seam Gas, Eastern American Natural Gas, Mesa, Marine Petroleum, LL&E and Torch. (3) Source: RBC CM. Includes Enerplus, Penn West, ARC, StarPoint, Harvest, Bonavista, Pengrowth, PrimeWest, Provident, Peyto, Petrofund, Vermilion, Shiningbank, Trilogy, Paramount, Baytex, Advantage, Progress, NAL, Crescent Point, Enterra, Esprit Energy, Focus, Fairborne, Freehold, Daylight, Ketch, True, Sequoia, Thunder, Zargon, Vault, Bonterra and NAV. (4) Source: John S. Herold. Includes Advantage, ARC, Enerplus, Enterra, Freehold, NAL, Pengrowth, Penn West, Petrofund, PrimeWest, Progress, Shiningbank, True, Viking and Zargon. Reserve Life 2004 Drill Bit Reserve Replacement Linn Energy vs. Other E&P Yield Securities Growth yield vs. shrinking yield High reserve life = lower decline Return on capital vs. return of capital Competing securities: Have higher declines Do not replace reserves organically U.S. royalty trusts cannot make acquisitions

Goal to Maintain and Grow Distributions Active hedging Maintain and grow distributions Low risk, low cost drilling Value creation post-acquisition Operating control Accretive acquisitions